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                                                                    EXHIBIT 4

                                JOINT FILING AGREEMENT

     Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended, each of the undersigned hereby enter into this Joint Filing Agreement dated as of April 2, 1998 and agree that the Schedule 13D regarding Allstate Financial Corporation to which this Agreement is being filed as an exhibit shall be a joint statement filed on behalf of each of the undersigned.

                               VALUE PARTNERS, LTD.

                               By: Ewing & Partners as General Partner


                               By:/s/ Timothy G. Ewing
                                  -------------------------------------
                                  Timothy G. Ewing
                                  General Partner


                               EWING & PARTNERS


                               By:/s/ Timothy G. Ewing
                                  -------------------------------------
                                  Timothy G. Ewing
                                  General Partner

                                  /s/ Timothy G. Ewing
                                  --------------------------------------
                                  Timothy G. Ewing

                                  /s/ David W. Campbell
                                  --------------------------------------
                                  David W. Campbell

                                  /s/ Edward A. McNally
                                  --------------------------------------
                                  Edward A. McNally

                                  /s/ William H. Savage
                                  --------------------------------------
                                  William H. Savage

                                  /s/ C. Scott Bartlett, Jr.
                                  --------------------------------------
                                  C. Scott Bartlett, Jr.

                                  /s/ Lindsay B. Trittipoe
                                  --------------------------------------
                                  Lindsay B. Trittipoe